SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 3, 1998

                          WEBSTER FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

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
            DELAWARE                    0-15213                      06-1187536
--------------------------------        -------                   --------------
  (State or Other Jurisdiction        (Commission                 (IRS Employer
        of Incorporation)             File Number)           Identification No.)

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                  Webster Plaza, Waterbury, Connecticut 06702
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (203) 753-2921
                                                          ----------------
                                 Not Applicable
        ----------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5 OTHER EVENTS

     On November 4, 1998, Webster Financial Corporation ("Webster") announced that it had entered into an Agreement and Plan of Merger (the "Maritime
Agreement") by which Webster will acquire Maritime Bank & Trust Company ("Maritime Bank") in a tax-free stock-for-stock exchange (the "Maritime Merger"). The Maritime Merger must be approved by the shareholders of Maritime Bank and by federal and state bank regulatory authorities and is subject to various customary closing conditions. In connection with the Maritime Agreement, Webster and Maritime Bank entered into an Option Agreement purusant to which Maritime Bank granted Webster an option, exercisable under certain circumstances, to purchase an aggregate of 141,004 newly issued shares of common stock, par value $0.67 per share, of Maritime Bank.

     Webster issued a press release on November 4, 1998 describing the signing of the Maritime Agreement. Such press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

     On November 11, 1998, Webster announced that it had entered into an Agreement and Plan of Merger (the "Village Agreement") by which Webster will acquire Village Bancorp, Inc. ("Village"), the holding company for The Village Bank & Trust Company, in a tax-free stock-for-stock exchange (the "Villiage Merger"). Holders of Village common stock may elect to receive up to 20 percent of the merger consideration in cash rather than stock in accordance with the Village Agreement. The Village Merger must be approved by the shareholders of Village and by federal and state bank regulatory authorities and is subject to various customary closing conditions. In connection with the Village Agreement, Webster and Village entered into an Option Agreement pursuant to which Village granted Webster an option, exercisable under certain circumstances, to purchase an aggregate of 388,466 newly issued shares of common stock, par value $3.33 per share, of Village.

     Webster issued a press release on November 11, 1998 describing the signing of the Village Agreement. Such press release is filed as Exhibit 99.2 hereto and is incorporated by reference herein.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     a. Not applicable.

     b. Not applicable.

     c. Exhibits

        EXHIBIT NO.           DESCRIPTION
        -----------           ------------------------------
               99.1           Press Release of Webster Financial Corporation
                              dated November 4, 1998.

               99.2 Press Release of Webster Financial Corporation dated November 11, 1998.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WEBSTER FINANCIAL CORPORATION
                                        ---------------------------------------
                                        (Registrant)

                                        By: /s/ John V. Brennan
                                           ------------------------------------
                                           Name John V. Brennan
                                           Title: Executive Vice President,
                                                  Chief Financial Officer, and
                                                  Treasurer

Date: November 23, 1998

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                                INDEX TO EXHIBITS

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 EXHIBIT NO.    EXHIBIT DESCRIPTION
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

   99.1         Press Release of Webster Financial Corporation dated November 4, 1998.
   99.2         Press Release of Webster Financial Corporation dated November 11, 1998.

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